Exhibit 1.1

RLJ LODGING TRUST

(a Maryland real estate investment trust)

Common Shares of Beneficial Interest, $0.01 par value per share

PURCHASE AGREEMENT

Dated:                 , 2011

RLJ LODGING TRUST

(a Maryland real estate investment trust)

Common Shares of Beneficial Interest

PURCHASE AGREEMENT

       , 2011

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

Barclays Capital Inc.

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

c/o  Merrill Lynch, Pierce, Fenner & Smith
Incorporated

One Bryant Park
New York, New York 10036

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Wells Fargo Securities, LLC

375 Park Avenue

4th Floor

New York, New York 10152

Ladies and Gentlemen:

RLJ Lodging Trust, a Maryland real estate investment trust (the “Company”), and RLJ Lodging Trust, L.P., a Delaware limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Barclays Capital Inc. (“Barclays”) and Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Barclays and Wells Fargo are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of common shares of beneficial interest, $0.01 par value per share, of the Company (“Common Shares”) set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of               additional Common Shares to cover overallotments, if any.  The aforesaid               Common Shares (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the               Common Shares subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Transaction Entities understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

Concurrently with or immediately prior to the Closing Time (as defined below), the Transaction Entities will complete a series of actions and transactions (the “Formation Transactions”) described in the Registration Statement, the General Disclosure Package and the Prospectus (as each term is defined below) under the captions “Summary—Our Structure and Formation” and “Structure and Formation of Our Company—Formation Transactions,” including the acquisition of ownership interests in the 140 properties (the “Initial Properties”) indentified in Schedule B hereto (which Schedule also identifies the percentage of the ownership interests in the Initial Properties that the Transaction Entities will indirectly own upon the completion of the Formation Transactions). As part of the Formation Transactions, the Transaction Entities have entered into, or will enter into as of the Closing Time, as the case may be, the agreements identified on Schedule C hereto.  Such agreements are hereinafter called, collectively, the “Transaction Documents” and, singly, a “Transaction Document.”

The Transaction Entities and the Underwriters agree that up to               of the Initial Securities to be purchased by the Underwriters (the “Reserved Securities”) shall be reserved for sale by the Underwriters to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations.  The Company solely determined, without any direct or indirect participation by the Underwriters, the Invitees who will purchase Reserved Securities (including the amount to be purchased by such persons) sold by the Underwriters.  To the extent that such Reserved Securities are not orally confirmed for purchase by Invitees by 8:00 A.M. (New York City time) on the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (No. 333-172011), including the related preliminary prospectus or prospectuses, covering the registration of the offer and sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is hereinafter called the “Rule 430A Information.” Such registration statement, including the amendments, exhibits and any schedules thereto, as well as the Rule 430A Information, as of the time it became effective, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is hereinafter called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, if any, is hereinafter called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is hereinafter called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means               [A.M./P.M.], New York City time, on              , 2011 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses (as defined below) issued prior to the Applicable Time, the prospectus that is included in the Registration Statement as of the Applicable Time and the information included on Schedule D-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering of the Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as specified in Schedule D-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

SECTION 1.           Representations and Warranties.

(a)           Representations and Warranties by the Transaction Entities.  Each of the Transaction Entities, jointly and severally, represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time and each Date of Delivery (as defined below), if any, and agrees with each Underwriter, as follows:

(i)            Registration Statement and Prospectuses.  Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request, if any, from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, at the Closing Time and at each Date of Delivery, if any, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The preliminary prospectus that is included in the General Disclosure Package, at the time it was filed, complied, and the Prospectus and each amendment or supplement thereto, as of their respective issue dates, complied and will comply, in all material respects with the 1933 Act and the 1933 Act Regulations.  Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Any preliminary prospectus, the Prospectus and any amendment or supplement thereto (including any prospectus wrapper) prepared in connection with the offering and sale of the Reserved Securities, at their respective issue dates, at the Closing Time and at each Date of Delivery, if any, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which such preliminary prospectus, the Prospectus or such amendment or supplement, as the case may be, are distributed in connection with such offering.

(ii)           Accurate Disclosure.  Neither the Registration Statement nor any amendment thereto, at the respective times it became effective, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the Applicable Time, at the Closing Time and at each Date of Delivery, if any, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting (Conflicts of Interest)—Commissions and Discounts,” the information in the last paragraph under the heading “Underwriting (Conflicts of Interest)—Determination of Offering Price,” the information in the second, third  and fourth paragraphs under the heading “Underwriting (Conflicts of Interest)—Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting (Conflicts of Interest)—Electronic Offer, Sale and Distribution of Shares” in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)          Issuer Free Writing Prospectuses.  No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. The Company has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus identified on Schedule D-2. The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Securities.  [The first sentence of this Section 1(a)(iii) shall not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of              .]

(iv)          Company Not Ineligible Issuer.  At the time of filing the Registration Statement and any post-effective amendment thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(v)           Independent Accountants.  The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act, the 1933 Act Regulations and the Public Accounting Oversight Board.

(vi)          Financial Statements; Non-GAAP Financial Measures.  The financial statements of the RLJ Predecessor (the “Predecessor”) included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Predecessor and its consolidated subsidiaries at the dates indicated and the statement of operations, owners’ equity and cash flows of the Predecessor and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented.  The supporting schedules, if any, relating to the Predecessor and its consolidated subsidiaries present fairly in all material respects in accordance with GAAP the information required to be stated therein.  The balance sheet of the Company and its consolidated subsidiaries included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated; said balance sheet has been prepared in conformity with GAAP. The supporting schedules, if any, relating to the Company and its consolidated subsidiaries present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial and operating data and the summary pro forma and operating data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited, or unaudited, as applicable, financial statements of the Predecessor included therein.  The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable.

(vii)         No Material Adverse Change in Business.  Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the Initial Properties considered as a whole or in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise (and assuming completion of the Formation Transactions), whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by either of the Transaction Entities or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to the Transaction Entities and their respective subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Transaction Entities and their respective subsidiaries considered as one enterprise, incurred by either of the Transaction Entities or any of their respective subsidiaries, except obligations incurred in the ordinary course of business, and (D) there has been no distribution of any kind declared, paid or made by either of the Transaction Entities on any class of its shares of beneficial interest, in the case of the Company, any units of limited partnership interest, in the case of the Operating Partnership (“OP Units”), or other form of ownership interests, as applicable.

(viii)        Good Standing of the Company.  The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, has all trust power and trust authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement and each of the Transaction Documents to which it is a party, and is duly qualified as a foreign real estate investment trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(ix)           Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, has all limited partnership power and limited partnership authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement and each of the Transaction Documents to which it is a party, and is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. The Company, immediately following the Formation Transactions, will be the sole general partner of the Operating Partnership. At the Closing Time, the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Operating Partnership Agreement”), in the form filed as an exhibit to the Registration Statement, will be in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership will be as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, provided that, to the extent any portion of the Underwriter’s overallotment option to purchase the Option Securities is exercised at the Closing Time, the percentage interest of such partners in the Operating Partnership will be adjusted accordingly.  Additionally, to the extent any portion of such overallotment option is exercised subsequent to the Closing Time, the Company will contribute the proceeds from the sale of the Option Securities to the Operating Partnership in exchange for a number of Common Units equal to the number of Option Securities issued.  The Company will own all of its outstanding OP Units free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(x)            Good Standing of Other Subsidiaries.  At the Closing Time, immediately after the consummation of the Formation Transactions, the Operating Partnership will be the only subsidiary of the Company that meet the definition of a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X).  The only subsidiaries of the Company are (A) the subsidiaries listed on Exhibit 21 to the Registration Statement and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X.

(xi)           Capitalization.  The authorized, issued and outstanding shares of beneficial interest of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Historical” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus).  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no shares of beneficial interest of the Company are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of beneficial interest or any other securities of the Company.  The outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and non-assessable.  None of the outstanding Common Shares of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(xii)          No Equity Awards. Except for grants disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not granted to any person or entity a stock option or other equity-based award of or to purchase Common Shares pursuant to an equity-based compensation plan or otherwise.

(xiii)         Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(xiv)        Authorization and Description of Securities.  The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when the Securities have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.  The Common Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.  No holder of Securities will be subject to personal liability by reason of being such a holder. The certificates to be used to evidence the Securities will, at the Closing Time, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the declaration of trust and bylaws of the Company and the requirements of the New York Stock Exchange.

(xv)         Authorization and Description of OP Units.  The OP Units to be issued in the Formation Transactions have been duly authorized for issuance by the Operating Partnership and its general partner and, at the Closing Time, will be validly issued; and the issuance of such OP Units is not subject to the preemptive or other similar rights of any partner of the Operating Partnership.  The issuance and sale by the Operating Partnership of the OP Units in connection with the Formation Transactions are exempt from the registration requirements of the 1933 Act and applicable state securities, real estate syndication and blue sky laws.  The terms of the OP Units conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no OP Units are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any OP Units, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or any other securities of the Operating Partnership.

(xvi)        Authorization and Description of Formation Shares.  The Common Shares (other than the Securities) to be issued in connection with the Formation Transactions (the “Formation Shares”) have been duly authorized for issuance and sale to the applicable persons or their nominees pursuant to the applicable Transaction Documents and, when the Formation Shares have been issued and delivered by the

Company pursuant to the applicable Transaction Documents against payment of the consideration set forth therein, the Formation Shares will be validly issued and fully paid and non-assessable; and the issuance of the Formation Shares is not subject to the preemptive or other similar rights of any securityholder of the Company.  The issuance and sale by the Company of the Formation Shares are exempt from the registration requirements of the 1933 Act and applicable state securities, real estate syndication and blue sky laws.  No holder of Formation Shares will be subject to personal liability by reason of being such a holder.

(xvii)       Authorization and Description of Transaction Documents.  Each Transaction Document has been, or as of the Closing Time will have been, duly authorized, executed and delivered by each of the Transaction Entities and, when duly executed and delivered in accordance with their terms by the other parties thereto, constitutes or will constitute, as the case may be, a valid and binding agreement of each of the Transaction Entities, enforceable against each of them in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity) and, with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.  Each Transaction Document conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in such Transaction Document.

(xviii)      Registration Rights.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale by either of the Transaction Entities under the 1933 Act.

(xix)         Absence of Violations, Defaults and Conflicts.  Neither of the Transaction Entities nor any of their respective subsidiaries is (A) in violation of its declaration of trust, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, hotel management agreement, franchise agreement or other agreement or instrument to which either of the Transaction Entities or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of the Initial Properties or any other properties or assets of the Transaction Entities or any of their respective subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect (it being understood that the default on indebtedness with respect to the New York LaGuardia Airport Marriott disclosed in the Registration Statement, the General Disclosure Package and the Prospectus does not constitute and will not result in a Material Adverse Effect), or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over either of the Transaction Entities or any of their respective subsidiaries or the Initial Properties or any of their respective other properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement and each Transaction Document and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the Formation Transactions, the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by each of the Transaction Entities with their respective obligations hereunder and thereunder have been duly authorized by all necessary trust or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Initial Properties or any other properties or assets of either of the Transaction Entities or any of their respective subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the declaration of trust, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, as applicable, of either of the Transaction Entities or any of their respective subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by either of the Transaction Entities or any of their respective subsidiaries.

(xx)          Absence of Labor Dispute.  No labor dispute with the employees of either of the Transaction Entities or any of their respective subsidiaries exists or, to the knowledge of either Transaction Entity, is imminent, which, in any such case, would, singly or in the aggregate, result in a Material Adverse Effect.

(xxi)         Absence of Proceedings.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation pending, or, to the knowledge of either of the Transaction Entities, threatened, against or affecting the Transaction Entities or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which would, singly or in the aggregate, result in a Material Adverse Effect, or which would materially and adversely affect the property or assets of the Transaction Entities and their respective subsidiaries, taken as a whole, or the consummation of the transactions contemplated in this Agreement or the Transaction Documents, or the performance by the Transaction Entities of their respective obligations hereunder or thereunder.  The aggregate of all pending legal or governmental proceedings to which either of the Transaction Entities or any of their respective subsidiaries is a party or of which any of their respective properties (including, without limitation, the Initial Properties) or assets is the subject which are not described in the Registration Statement, the General Disclosure Package

and the Prospectus, including ordinary routine litigation incidental to the business, would not result in a Material Adverse Effect.

(xxii)        Accuracy of Exhibits.  There are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

(xxiii)       Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by either of the Transaction Entities of its respective obligations hereunder or in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Transaction Documents or in connection with the consummation of the Formation Transactions, except (A) such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, the securities laws, real estate syndication laws of any U.S. state or non-U.S. jurisdiction or the rules of FINRA, (B) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities were offered and (C) prior to the consummation of the Formation Transactions, the filing of a certificate of merger with respect to each of the mergers contemplated by the applicable Transaction Documents and acceptance of such certificate(s) by the secretary of state of the jurisdiction of incorporation of each party thereto, in each case, will be made at or prior to the Closing Time.

(xxiv)       Possession of Licenses and Permits.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Transaction Entities and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxv)        Title to Property.  (A) Upon consummation of the Formation Transactions, the Transaction Entities, any of their respective subsidiaries or any joint venture in which either of the Transaction Entities or any of their respective subsidiaries owns an interest (each such joint venture being referred to as a “Related Entity”), as the case may be, will have good and marketable fee or leasehold title to the Initial Properties, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, other than those that (1) are described in the

Registration Statement, the General Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Transaction Entities, any of their respective subsidiaries or any Related Entity; (B) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Transaction Entities, any of their respective subsidiaries or any Related Entity owns any real property other than the Initial Properties; (C) each of the ground leases, subleases and sub-subleases relating to an Initial Property, if any, material to the business of the Transaction Entities and their respective subsidiaries, considered as one enterprise, are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Initial Property by either of the Transaction Entities, any of their respective subsidiaries or any Related Entity, and (1) no default or event of default has occurred under any ground lease, sublease or sub-sublease with respect to such Initial Property and none of the Transaction Entities, any of their respective subsidiaries or any Related Entity has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, sublease or sub-sublease and (2) none of the Transaction Entities, any of their respective subsidiaries or any Related Entity has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Transaction Entities, any of their respective subsidiaries or any Related Entity under any of the ground leases, subleases or sub-subleases mentioned above, or affecting or questioning the rights of the Transaction Entities, any of their respective subsidiaries or any Related Entity to the continued possession of the leased, subleased or sub-subleased premises under any such ground lease, sublease or sub-sublease; (D) all liens, charges, encumbrances, claims or restrictions on any of the Initial Properties and the assets of either of the Transaction Entities, any of their respective subsidiaries or any Related Entity that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (E) no tenant under any of the leases at the Initial Properties has a right of first refusal or an option to purchase the premises demised under such lease; (F) each of the Initial Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Initial Properties), except if and to the extent disclosed in the Registration Statement, the General Disclosure Package or the Prospectus and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (G) the mortgages and deeds of trust that encumber certain of the Initial Properties are not convertible into equity securities of the entity owning such Initial Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than certain other Initial Properties; and (H) none of the Transaction Entities, any of their respective subsidiaries or any Related Entity or, to the knowledge of either of the Transaction Entities, any lessee of any of the Initial Properties is in default under any of the leases governing the Initial Properties and none of the Transaction Entities, any of their respective subsidiaries or any Related Entity knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxvi)       Joint Venture Agreements.  Each of the partnership agreements, limited liability company agreements or other joint venture agreements (each, a “Joint Venture Agreement”) to which either of the Transaction Entities or any of their respective subsidiaries is a party, and which relates to one or more of the Initial Properties, has been duly authorized, executed and delivered by each Transaction Entity or their respective subsidiaries, as applicable, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(xxvii)      Possession of Intellectual Property.  The Transaction Entities and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary to conduct the business now operated by them, and neither of the Transaction Entities nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Transaction Entities or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(xxviii)     Environmental Laws.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Transaction Entities, any of their respective subsidiaries, any Related Entity nor any of the Initial Properties is in violation of any Environmental Laws (as defined below), (B) the Transaction Entities, their respective subsidiaries, the Related Entities and the Initial Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law or Hazardous Material (as defined below) against the Transaction Entities, any of their respective subsidiaries or any Related Entity or otherwise with regard to the Initial Properties, (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Initial Properties, the Transaction Entities, any of their respective subsidiaries or any Related Entity relating to Hazardous Materials or any Environmental Laws, and (E) none of the Initial Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority having or claiming jurisdiction over such properties pursuant to any other Environmental Laws.  As used herein, “Hazardous Material” shall mean any flammable explosives, radioactive materials, chemicals, pollutants, contaminants, wastes, hazardous wastes, toxic substances, mold and any hazardous material as defined by or regulated under any

Environmental Law, including, without limitation, petroleum or petroleum products, and asbestos-containing materials.  As used herein, “Environmental Law” shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation or judicial or administrative order, consent decree or judgment relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Secs. 5101-5127, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may be amended from time to time, and the regulations promulgated pursuant to any of the foregoing.

(xxix)       Utilities and Access.  To the knowledge of the Transaction Entities, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Initial Property over duly dedicated streets or perpetual easements of record benefiting the applicable Initial Property.  To the knowledge of the Transaction Entities, each of the Initial Properties has legal access to public roads and all other roads necessary for the use of each of the Initial Properties.

(xxx)        No Condemnation.  Neither Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Initial Properties.

(xxxi)       Accounting Controls and Disclosure Controls. The Company and its subsidiaries (i) have taken all necessary actions to ensure that, within the time period required, the Company and its subsidiaries will maintain effective internal control over financial reporting (as defined under Rules 13a-15 and 15d-15 of the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”)) and (ii) currently maintain a system of internal accounting controls sufficient to provide reasonable assurances that:  (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the inception of the Company (which, for purposes of this sentence, includes the Predecessor), there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has adversely affected, or is reasonably likely to adversely affect, the Company’s internal control over financial reporting.  The auditors of the Company (which, for purposes of this sentence, includes the Predecessor) and the Audit Committee of the Board of Trustees of the Company or, if no such Audit Committee exists, the full Board of Trustees of the Company, have been advised of:  (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that have adversely affected, or are reasonably likely to adversely affect, the ability of the Company and its subsidiaries to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company and its subsidiaries.  The Company and its subsidiaries have established a system of disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 of the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxxii)      Compliance with the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the initial filing or effectiveness, as the case may be, of the Registration Statement and is actively taking steps to ensure that they will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions.

(xxxiii)     Payment of Taxes.  All United States federal income tax returns of the Transaction Entities and their respective subsidiaries (which, for purposes of this representation and warranty, includes the Predecessor, but only to the extent that any of the Transaction Entities will succeed to any United States federal income tax liability of the Predecessor) required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Transaction Entities and their respective subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided.  The charges, accruals and reserves on the books of the Transaction Entities and their respective subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxiv)     ERISA. Each Transaction Entity is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”).  No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either Transaction Entity would have any liability.  Neither Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any

“pension plan” or (ii) Sections 412, 403, 431, 432 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”).  Each “pension plan” for which either Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxv)      Business Insurance.  The Transaction Entities and their respective subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither of the Transaction Entities has any reason to believe that it or any of their respective subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxxvi)     Title Insurance.  Each of the Transaction Entities and their respective subsidiaries and each Related Entity carries or is entitled to the benefits of title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) with respect to each Initial Property with financially sound and reputable insurers, in an amount not less than such entity’s cost for the real property comprising such Initial Property, insuring that such party is vested with good and insurable fee or leasehold title, as the case may be, to each such Initial Property.

(xxxvii)    Investment Company Act.  Neither of the Transaction Entities is required, or upon the issuance and sale of the Securities and the Formation Shares as contemplated herein or in the applicable Transaction Documents and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxviii)   Absence of Manipulation.  Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates has taken or will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxxix)      Foreign Corrupt Practices Act.  None of the Transaction Entities, any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any trustee, officer, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.  Each of the Transaction Entities and their respective subsidiaries and, to the knowledge of each of the Transaction Entities, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xl)           Money Laundering Laws.  The operations of each of the Transaction Entities and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”).  No action, suit or proceeding or, to the knowledge of either of the Transaction Entities, inquiry or investigation by or before any Governmental Entity involving either of the Transaction Entities or any of their respective subsidiaries with respect to the Money Laundering Laws is pending and, to the knowledge of either of the Transaction Entities, no such action, suit, proceeding, inquiry or investigation is threatened.

(xli)          OFAC.  None of the Transaction Entities, any of their respective subsidiaries nor, to the knowledge of either of the Transaction Entities, any trustee, officer, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).  The Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partners or other persons, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xlii)         Sales of Reserved Securities.  Neither of the Transaction Entities has offered, or caused the Representatives to offer, Reserved Securities to any person with the specific intent to unlawfully influence (i) a tenant, customer or supplier of either of the Transaction Entities or any of their respective subsidiaries to alter the level or type of business from such tenant, customer or supplier with any such entity or (ii) a trade journalist or publication to write or publish favorable information about either of the Transaction Entities or any of their respective subsidiaries, or their respective businesses or products.  No offers or sales of Reserved Securities will be made outside the United States.

(xliii)        Statistical and Market-Related Data.  Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xliv)       Real Estate Investment Trust. Commencing with its taxable year ending December 31, 2011, the Company will be organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code.  The Company will elect to be taxed as a REIT under the Code effective for its taxable year ending December 31, 2011.  The proposed method of operation of the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2011 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(xlv)        Prior Sales of Common Shares or OP Units. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed any Common Shares and the Operating Partnership has not issued, sold or distributed any OP Units.

(xlvi)       Approval of Listing. The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(xlvii)      Distributions.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its shareholders and (B) neither the Operating Partnership nor any subsidiary thereof is prohibited, directly or indirectly, from making any distributions to the Company or any other subsidiary of the Operating Partnership, from making any other distribution on any of its equity interests or from repaying any loans or advances made by the Company, the Operating Partnership or any other subsidiary of the Operating Partnership.

(xlviii)     Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated in this Agreement or the Transaction Documents, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(xlix)        Certain Relationships.  No relationship, direct or indirect, exists between or among either of the Transaction Entities, on the one hand, and the trustees, officers, shareholders, partners, customers or suppliers of the Transaction Entities, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(l)            No Ratings.  No securities issued by or loans to the Company or any of its subsidiaries are rated by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act).

(b)           Officer’s Certificates.  Any certificate signed by any officer or other representative of either of the Transaction Entities or any of their respective subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Transaction Entity to each Underwriter as to the matters covered thereby.

SECTION 2.           Sale and Delivery to Underwriters; Closing.

(a)           Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as Merrill Lynch in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)           Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional               Common Shares at the price per share set forth in Schedule A, less an amount per share equal to any distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(c)           Payment.  Payment of the purchase price for, and delivery of certificates for or book-entry credits representing, the Initial Securities shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being hereinafter called the “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for or book-entry credits representing, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for or book-entry credits representing the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  Each of the Representatives, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)           Denominations; Registration.  Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be.  The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.           Covenants of the Company.  Each of the Transaction Entities, jointly and severally, covenants with each Underwriter as follows:

(a)           Compliance with Securities Regulations and Commission Requests.  The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make reasonable efforts to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)           Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the General Disclosure Package and the Prospectus.  If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act

Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to its proposed filing or use, and (C) file with the Commission any such amendment or supplement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.  The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representatives notice of its intention to make any filings pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)           Delivery of Registration Statements.  The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)           Delivery of Prospectuses.  The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)           Blue Sky Qualifications.  The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)            Rule 158.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)           Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)           Listing.  The Company will use its reasonable best efforts to effect and maintain the listing of the Common Shares (including the Securities) on the New York Stock Exchange.

(i)            Restriction on Sale of Securities.  During a period of 180 days from the date of the Prospectus (the “Lock-Up Period”), neither Transaction Entity will, without the prior written consent of the Representatives (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares (including, without limitation, OP Units) or file any registration statement under the 1933 Act with respect to any of the foregoing (except for a registration statement on Form S-8 relating to the Company’s equity incentive plan) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued or options to purchase Common Shares granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any Common Shares issued pursuant to any non-employee trustee share plan or distribution reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus, or (D) the Formation Shares; provided, that, for the avoidance of doubt, this clause (D) shall apply only to transfers made in connection with the Formation Transactions and not to any subsequent transfer by the Company of Common Shares received as a result of any indemnification claim against a contributor receiving Formation Shares pursuant to the applicable Transaction Document(s).  Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will issue an earnings release or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed in this clause (i) shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, unless the Representatives waive, in writing, such extension.

(j)            Reporting Requirements.  The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.  Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(k)           Issuer Free Writing Prospectuses.  The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule D-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved by the Representatives. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each such Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping.  If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus or other prospectus deemed to be part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; [provided, that this sentence shall not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with                 .]

(l)            Compliance with FINRA Rules.  The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement.  The Underwriters will notify the Company as to which persons will need to be so restricted.  At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such Reserved Securities for such period of time.  Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

(m)          Absence of Manipulation.  Except as contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(n)           REIT Qualification.  The Company will use its best efforts to qualify and to elect to qualify as a REIT, effective for its taxable year ending December 31, 2011 and the Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code until the Board of Trustees of the Company determines that it is no longer in the best interests of the Company and its shareholders to qualify as a REIT.

(o)           Compliance with the Sarbanes-Oxley Act.  Each of the Transaction Entities will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(p)           Stop Transfer Instructions for Formation Shares and Other Common Shares.  The Company will enter stop transfer instructions with the transfer agent and registrar of the Common Shares against the transfer of Formation Shares and other Common Shares that are subject to the agreements described in Section 5(i) hereof except in compliance with the restrictions set forth in such agreements.

SECTION 4.           Payment of Expenses.

(a)           Expenses.  Each of the Transaction Entities, jointly and severally, agrees to pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits thereto) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any share or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (not to exceed $10,000), (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and one-half of the cost of any aircraft chartered in connection with the road show, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange, (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third sentence of Section 1(a)(ii) and (xii) all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to Invitees.  Except as explicitly provided in this Section 4(a), Section 4(b), Section 6 and Section 7, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel and other advisors.

(b)           Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or (iii) or Section 10 hereof, the Company shall reimburse the Underwriters (or, in the case of Section 10, solely the non-defaulting Underwriters), for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.           Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Transaction Entities contained in Section 1(a) hereof or in certificates of any officer of either of the Transaction Entities or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Transaction Entities of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)           Effectiveness of Registration Statement; Rule 430A Information.  The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request, if any, from or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.  A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

(b)           Opinion of Counsel for Company.  At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance letter, each dated the Closing Time, of Hogan Lovells US LLP, counsel for the Company, each in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in Exhibits A-1 and A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request; provided, however, other counsel for the Company, reasonably acceptable to the Representatives, may deliver certain opinions set forth in Exhibit A-1.

(c)           Opinion of Counsel for Underwriters.  At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Sidley Austin LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to such matters as the Representatives shall reasonably request.  In giving such opinion such counsel may rely upon the opinion of Hogan Lovells US LLP, as to all matters governed by the laws of the State of Maryland, and, to the extent necessary, such other counsel for the Company referred to in Section 5(b) above.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Transaction Entities and their respective subsidiaries and certificates of public officials.

(d)           Officers’ Certificate.  At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Executive Chairman or the Chief Executive Officer and President of the Transaction Entities and of the chief financial or chief accounting officer of the Transaction Entities, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Transaction Entities in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Transaction Entities have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated by any Governmental Entity.

(e)           Accountant’s Comfort Letters.  At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)            Bring-down Comfort Letters.  At the Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g)         Approval of Listing.  At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(h)         No Objection.  FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(i)          Lock-up Agreements.  At the date of this Agreement, the Representatives shall have received (A) an agreement substantially in the form of Exhibit B hereto signed by each person listed on Schedule E hereto other than Common Pension Fund E, Robert L. Johnson, Thomas J. Baltimore, Jr., Ross H. Bierkan, Leslie D. Hale, Howard Isaacson, Carl Mayfield, Kate Henriksen, Frederick McKalip and the trustees of the Company, (B) an agreement substantially in the form of Exhibit C hereto signed by Common Pension Fund E, (C) an agreement substantially in the form of Exhibit D hereto signed by Robert L. Johnson, Thomas J. Baltimore, Jr. and Ross H. Bierkan, (D) an agreement substantially in the form of Exhibit E hereto signed by Leslie D. Hale, Howard Isaacson, Carl Mayfield, Kate Henriksen and Frederick McKalip and (E) an agreement substantially in the form of Exhibit F hereto signed by the trustees of the Company.

(j)          Formation Transactions.  All of the Transaction Documents shall have been executed and delivered, and all of the transactions that are to occur in order to consummate the Formation Transactions shall have been consummated on terms reasonably satisfactory to the Representatives, contemporaneously with or prior to the sale of the Securities.

(k)           Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities or any of their respective subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)            Officers’ Certificate.  A certificate, dated such Date of Delivery, of the Executive Chairman or the Chief Executive Officer and President of the Transaction Entities, and of the chief financial or chief accounting officer of the Transaction Entities, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii)           Opinion of Counsel for Company.  The favorable opinion and negative assurance letter of Hogan Lovells US LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion and negative assurance letter required by Section 5(b) hereof; provided, however, such other counsel for the company referred to in Section 5(b) hereof may deliver certain opinions to the same effect as the applicable opinions described in Section 5(b) hereof.

(iii)          Opinion of Counsel for Underwriters.  The favorable opinion of Sidley Austin LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the

Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv)          Bring-down Comfort Letters.  A letter from PricewaterhouseCoopers LLP in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(l)            Additional Documents.  At the Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(m)          Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14 and 15 shall survive any such termination and remain in full force and effect.

SECTION 6.           Indemnification.

(a)           Indemnification of Underwriters.  Each of the Transaction Entities, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Transaction Entities; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of one counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with the Underwriter Information.

(b)           Indemnification of Transaction Entities, Trustees and Officers.  Each Underwriter severally agrees to indemnify and hold harmless each Transaction Entity, the Company’s trustees, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with the Underwriter Information.

(c)           Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  If any such claim shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party (which shall not, except with the consent of the indemnified party, also be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ one counsel (in addition to local counsel) to represent jointly the Representatives and those other Underwriters and their respective directors, officers and controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the Underwriters against the Transaction Entities under this Section 6, and the Transaction Entities shall not be permitted to assume the defense of such claim or action, if (i) the Company and the Underwriters shall have so mutually agreed; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers and controlling persons shall have reasonably concluded, after consultation with counsel, that there are or may be legal defenses available to them that are different from or in addition to those available to the Transaction Entities; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers or controlling persons, on the one hand, and the Company or the Operating Partnership, on the other hand, and representation of both sets of parties by the same counsel would present actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Transaction Entities.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) or settlement of any claim in connection with any violation referred to in Section 6(e) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)           Indemnification for Reserved Securities.  In connection with the offer and sale of the Reserved Securities, each of the Transaction Entities, jointly and severally, agrees to indemnify and hold harmless the Underwriters, their Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered; (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus wrapper or other material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by 8:00 A.M. (New York City time) on the first business day after the date of this Agreement; or (iv) related to, or arising out of or in connection with, the offering of the Reserved Securities.

SECTION 7.           Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(e) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(e) hereof.

The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Transaction Entities. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.           Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of either of the Transaction Entities or any of their respective subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or any person controlling either of the Transaction Entities and (ii) delivery of and payment for the Securities.

SECTION 9.           Termination of Agreement.

(a)           Termination.  The Representatives may terminate this Agreement without liability to the Transaction Entities, by notice to the Transaction Entities, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)           Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14 and 15 shall survive such termination and remain in full force and effect.

SECTION 10.         Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)            if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)           if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to each Date of Delivery, if any, which occurs after the Closing Time, the obligation of the Underwriters to purchase, and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.         Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to the Representatives at:  Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036, attention of Syndicate Department, with a copy to ECM Legal; Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, attention of Syndicate Registration (Fax: (646) 834-8133), with a copy to the Director of Litigation, Office of the General Counsel; and Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, attention of Equity Syndicate Department (Fax: (212) 214-5918); notices to the Transaction Entities shall be directed to the Company at 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814, attention of Thomas J. Baltimore, Jr. (Fax: (301) 280-7782), with a copy to Frederick D. McKalip.

SECTION 12.         No Advisory or Fiduciary Relationship.  Each of the Transaction Entities acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction among the Transaction Entities, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of either of the Transaction Entities or any of their respective subsidiaries or their respective shareholders, unitholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising either of the Transaction Entities or any of their respective subsidiaries on other matters) and no Underwriter has any obligation to the Transaction Entities with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Transaction Entities, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Transaction Entities has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13.         Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transaction Entities and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Transaction Entities and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Transaction Entities and their respective successors, and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.         Trial by Jury.  Each of the Transaction Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders or unitholders, as applicable, and affiliates), and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15.         GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 16.         TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17.         Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 18.         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 19.         Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 20.         Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Transaction Entities in accordance with its terms.

Very truly yours,

RLJ LODGING TRUST

By:
Name:
Title:

RLJ LODGING TRUST, L.P.

By: RLJ Lodging Trust, its general partner

By
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Authorized Signatory

BARCLAYS CAPITAL INC.

By:
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.